Altra Industrial Motion

Power Transmission and Motion Control Products

Altra®
Industrial Motion

The Power of Experience

First-Quarter
First-Quarter
2013 Results
2013 Results
April 26, 2013
10:00 AM ET
Dial In Number
877-407-8293 Domestic
201-689-8349 International
Webcast at www.altramotion.com
Replay Number
Through May 3, 2013
877-660-6853 Domestic
201-612-7415 International
Conference ID: # 412812
Webcast Replay at
www.altramotion.com
Exhibit 99.2

Safe Harbor Statement

Cautionary Statement Regarding Forward Looking Statements
All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as "believes," "expects," "potential," "continues," "may," "should," "seeks," "predicts," "anticipates," "intends," "projects,"
"estimates," "plans," "could," "designed", "should be," and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, those relating to organic growth opportunities, end market expectations, plans to enhance bottom line performance, plans to gain market share, the contribution of new products and programs to Altra’s performance in the coming year, statements relating to future dividend payments, the Company’s acquisition strategy and its guidance for full year 2013.
In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) changes in pension and retirement liabilities, (14) risks associated with compliance with environmental laws, (15) the ability to successfully execute, manage and integrate key acquisitions and mergers, (16) failure to obtain or protect intellectual property rights, (17) risks associated with impairment of goodwill or intangibles assets, (18) failure of operating equipment or information technology infrastructure, (19) risks associated with our debt leverage and operating covenants under our debt instruments, (20) risks associated with restrictions contained in our Convertible Notes and Credit Facility, (21) risks associated with compliance with tax laws, (22) risks associated with the global recession and volatility and disruption in the global financial markets,  (23)
risks associated with implementation of our new ERP system, (24) risks associated with the Bauer and Lamiflex acquisitions and integration and other acquisitions, (25) risks associated with the Company's investment in a new manufacturing facility in China, and (26)
other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra Holdings, Inc. does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise.

First Quarter 2013 Highlights
• First Quarter performance in line with expectations
• Non-GAAP net income increased by 13.6% to $12.1 million
• First Quarter 2013 Gross profit improved 50 basis points to 30.0%, despite a 3.7% decline in sales
• First Quarter 2013 Non-GAAP earnings per share increased to
$0.45, compared to $0.40 for Q1 2012
• Performance improvement plan already yielding results
• Paid down more than $21 million of debt and increased quarterly dividend 25% to $0.10 per share

End Market Review
• Distribution sales were down quarter-over-quarter due to inventory reductions at certain distributors as they focus on better inventory management
• Turf and Garden sales were up quarter-over-quarter
• Materials handling market is stable
• Energy market continues to be stagnant
• Mining market has weakened further
• Aerospace and defense demand continues to be relatively strong

First-Quarter 2013 Financial Highlights
QTD QTD
Q1 2013 Q1 2012 $ Change % Change
Net Sales $185.2 $192.4 ($7.2) -3.7%
Gross Profit $55.5 $56.7 ($1.2) -2.1%
% of Revenues 30.0% 29.5%
SG&A $32.4 $32.0 $0.4 1.3%
% of Revenues 17.5% 16.6%
Income from operations $19.8 $21.6 ($1.8) -8.3%
% of Revenues 10.7% 8.6%
Net Income $11.9 $10.5 $1.4 13.3%
% of Revenues 6.4% 5.5%
Earnings Per Share:
  Diluted $0.44 $0.39 $0.05 12.8%
Weighted Average Common
Shares Outstanding:
  Diluted 26,767 26,660 0.4%
($ millions)

First-Quarter 2013
Non-GAAP Measures
Non-GAAP Net Income
(amounts in millions)
Q1 2013 Q1 2012
Reported Net Income attributable to Altra Holdings, Inc. $11.9 $10.5
Restructuring costs 0.3                -
Acquisition related expenses -                  0.2
Tax impact of above adjustments (0.1)               (1) (0.1)            (2)
Non-GAAP net income $12.1 $10.6
Non-GAAP diluted earnings per share $0.45 $0.40
(1) tax impact is calculated by multiplying the estimated effective tax rate, 32.4% by the above items
(2) tax impact is calculated by multiplying the estimated effective tax rate, 31.7% by the above items
Non-GAAP Operating Income
(amount in millions)
Q1 2013 Q1 2012
Reported Income from Operations $19.8 $21.6
Restructuring costs 0.3                -
Acquisition related expenses -                  0.2
Non-GAAP income from operations $20.1 $21.8

QTD Free Cash Flow
(amounts in millions)
Q1 2013 Q1 2012
Net cash provided by (used in)
operating  activities
9.3 (2.3)
Purchase of property, plant and
equipment (4.5) (8.2)
Free cash flow 4.8 (10.5)

Balance Sheet Highlights
Balance Sheet Highlights
(amounts in millions)
Q1 2013 Q1 2012
Cash $66.2 $79.9
Debt:
   Convertible Senior Notes
85.0
85.0
   Revolving Credit Facility
60.0
-
   Term Loan
98.1
-
   8.125% Senior Notes
-
198.0
   Capitalized Leases and other
2.7
0.3
   Mortgages
0.8
1.7
Total Debt $246.6 $285.0
Total Debt less Cash (Net Debt) $180.4 43.4% $205.1 47.7%
Shareholders' Equity $235.7 56.6% $224.9 52.3%
Shareholders' Equity plus Debt less Cash $416.1 100.0% $430.0 100.0%

First-Quarter 2013
Working Capital
Balance Sheet
(amounts in millions)
Operating Working Capital:
Q1 2013 Q4 2012 Q3 2012 Q2 2012 Q1 2012
Accounts Receivable 103.1 $      92.9 $         94.5 $         101.8 $      110.5 $
Inventories 123.0          123.8          124.3          121.0          127.1
Accounts Payable (46.7)           (43.0)           (41.5)           (43.2)           (47.3)
Operating Working Capital 179.4 $      173.7 $      177.3 $      179.6 $      190.3 $

2013 Outlook
• $740 - $750 Million in sales
• $1.75 - $1.85 Non-GAAP diluted earnings per share *
• $22 - $25 Million in capital expenditures
• $28 - $30 Million in depreciation and amortization
• Tax rate approximately 32% - 34% before discrete items
• Free cash flow of approximately $50 million *

Summary
• Excited about our opportunities to expand in South America
• First products delivered from our new China facility
• Accelerating lean with the assistance of a top Japanese Lean consulting firm
• Took 3 more sites live on SAP and the balance of locations will go live over the next 15 months
• Grow sales through new product development and enhance the bottom line through strategic pricing initiatives
• Strong balance sheet allowing us to actively pursue strategic acquisition opportunities

Discussion of Non-GAAP Measures

*  As used in this release and the accompanying slides posted on the Company’s website, non-GAAP diluted earnings per share, non-GAAP income from operations and non-GAAP net income are each calculated using either net income or income from operations that excludes acquisition related costs, restructuring costs, and other income or charges that management does not consider to be directly related to the Company's core operating performance. Non-GAAP diluted earnings per share is calculated by dividing non-GAAP net income by GAAP weighted average shares outstanding (diluted).
Non-GAAP free cash flow is calculated by deducting purchases of property, plant and equipment from net cash provided by operating activities.
Altra believes that the presentation of non-GAAP net income, non-GAAP income from operations, non-
GAAP diluted earnings per share and non-GAAP free cash flow provides important supplemental information to management and investors regarding financial and business trends relating to the
Company's financial condition and results of operations.